TRANSAMERICA CLASSIC® VARIABLE ANNUITY

Issued by

Transamerica Financial Life Insurance Company

Supplement Dated May 18, 2009

to the

Prospectus dated May 1, 2001

Effective June 19, 2009, the PIMCO VIT StocksPLUS® Growth and Income Portfolio subaccount is closed to new investment. “Closed to new investment” means no one can allocate additional amounts (either through policy transfer or additional premium) to that subaccount after June 19, 2009.

If you have any amount in the PIMCO VIT StocksPLUS® Growth and Income Portfolio subaccount on June 20, 2009, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the PIMCO VIT StocksPLUS® Growth and Income Portfolio subaccount into other subaccounts;
•	withdraw amounts from the PIMCO VIT StocksPLUS® Growth and Income Portfolio subaccount; and
•	maintain your current investment in the PIMCO VIT StocksPLUS® Growth and Income Portfolio subaccount.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or automatic asset rebalancing) directing us to invest in the PIMCO VIT StocksPLUS® Growth and Income Portfolio subaccount, you need to provide us with new instructions for amounts that would have otherwise gone into that subaccount.

As always, the availability of any subaccount as an investment option, including the PIMCO VIT StocksPLUS® Growth and Income Portfolio subaccount, is subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Transamerica Classic® Variable Annuity dated May 1, 2001